UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2005

Portal Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25829	77-0369737
(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Blvd, Cupertino, California	95104
(Address of Principal Executive Offices)	(Zip Code)

(408) 572-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On November 15, 2005, the Compensation Committee of the Registrant’s Board of Directors elected not to renew the change in control severance agreements, which were up for annual renewal, for five (5) executives, including Larry Bercovich, SVP, General Counsel and Secretary, Ronald Kisling, SVP, Finance and Steve Zielenski, SVP Services. Accordingly, as of November 15, 2005, such persons no longer have any right or entitlement to any severance benefits under the terminated agreements.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: November 21, 2005	By:	/s/ Larry Bercovich
	Name:	Larry Bercovich
	Title:	SVP, General Counsel and Secretary